UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported) February 7, 2007
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                    Hercules Technology Growth Capital, Inc.

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       Maryland                      814-00702                        74-3113410

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           400 Hamilton Avenue, Suite 310, Palo Alto, CA                94301

 Registrant's telephone number, including area code     650/289-3060
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              525 University Avenue, Suite 700, Palo Alto, CA 94301

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02 Results of Operations and Financial Condition

On February 7, 2007 Hercules Technology Growth Capital, Inc., issued a press release announcing its earnings for the quarter ended December 31, 2006. The text of the press release is included as an exhibit to this Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits
99.1 Press release dated February 7, 2007


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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                       HERCULES TECHNOLOGY GROWTH CAPITAL, INC.


February  7, 2007
                                                 /s/ Scott Harvey
                                                 Scott Harvey
                                                 Chief Legal Officer


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                                  EXHIBIT INDEX


Exhibit No.   Description of Exhibits
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    99.1      Press Release dated February 7, 2007